UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 14, 2019

INFINITE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-21816	52-1490422
(State or other jurisdictionof incorporation)	(Commission File Number)	(I.R.S. EmployerIdentification No.)

175 Sully’s Trail, Suite 202
 Pittsford, New York 14534
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (585) 385-0610

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

The information required by this item is stated in Item 2.03 which is incorporated herein by reference.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of Registrant

            On May 7, 2019, Infinite Group, Inc. (“IGI” or the “Company”) entered into a Note Payable agreement (the “Agreement”) with PENSCO Trust Company, Custodian, FBO Harry A. Hoyen III, IRA (“Lender”). The signed Agreement was provided to IGI on May 9, 2019. The Agreement was approved by a majority of the Board of Directors (the “Board”). The Agreement provides for working capital to IGI of up to $500,000 through scheduled advances of $200,000 (May 14, 2019), $150,000 (June 17, 2019) and $150,000 (August 15, 2019). The outstanding principal balance of this Note shall be due and payable on August 31, 2026. The Company may, at its option, defer payment of any principal advance. Borrowings will bear interest at the annual rate of 7.50%. Interest will be repaid quarterly during the term of the loan. As payment of an origination fee under the Agreement, IGI issued the Lender an option to purchase 2,500,000 shares of its common stock at an exercise price of $.02, all of which were vested upon receipt of the first advance.

On May 14, 2019, IGI borrowed $200,000 under the Agreement with proceeds to be used for working capital.

The foregoing summary of the Agreement is qualified in its entirety by reference to the Line of Credit Note Agreement which is attached as Exhibit 10.1 hereto.

Section 3 – Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities

On May 14, 2019 in connection with the Agreement, the Company issued the Lender as payment of an origination fee a stock option for 2,500,000 common shares at an exercise price of $.02 per share. The option vested immediately and shall expire on August 31, 2026. The securities were acquired for investment purposes only and not with a view to, or for sale in connection with, any distribution thereof, and contain customary restrictions on transfer. The issuances of the securities are exempt from registration under the Securities Act of 1933, as amended, by virtue of Section 4(a)(2) thereunder, as a transaction by an issuer not involving any public offering.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Note Payable Agreement between the Company and Harry A. Hoyen III IRA dated May 7, 2019
10.2	Stock option agreement between the Company and Harry A. Hoyen III dated May 14, 2019

* * * * * *

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 14, 2019		INFINITE GROUP, INC.
	By:	/s/ James Villa James Villa President and Chief Executive Officer